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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)     June 26, 2001
                                                         -----------------------

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       333-74299                                        23-2811925
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  (Commission File Number)               (I.R.S. Employer Identification No.)


      200 Witmer Road, Horsham, Pennsylvania                           19044
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     (Address of Principal Executive Offices)                       (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On or about July 12, 2001, the Registrant will cause the issuance and sale of approximately $754,944,060 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-C2 Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2001, among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. In connection with the sale of the Class A-1, Class A-2, Class B, Class C, Class D and Class E (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Banc Alex. Brown and Goldman, Sachs & Co. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g., the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-60030 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-60030 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

     The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)  Financial Statements of Business Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits.

     99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

     99.2 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                     (Registrant)



Dated: June 28, 2001                 By: \s\ David Lazarus
                                        ---------------------------------------
                                        Name:  David Lazarus
                                        Title:  Vice President


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                                INDEX TO EXHIBITS




Exhibit
  No.         Document Description
-------       --------------------
99.1          Structural Term Sheets and Collateral Term Sheets prepared by the
              Underwriters in connection with the sale of the Publicly Offered
              Certificates of the Registrant.

99.2 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.


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